ADVISORY AGREEMENT	12 Months Ended
Dec. 31, 2013
ADVISORY AGREEMENT
ADVISORY AGREEMENT

5.               ADVISORY AGREEMENT

The Fund and Man-AHL entered into an advisory agreement.  This advisory agreement will continue in effect until December 31, 2015.  Thereafter, the advisory agreement will be automatically renewed for successive one year periods, on the same terms, unless terminated at any time by either Man-AHL or the Fund upon 90 days written notice to the other party.  MLAI, in its discretion, may terminate the advisory agreement.  Pursuant to the advisory agreement, Man-AHL has the sole and exclusive authority and responsibility for directing the Fund’s trading, subject to MLAI’s fiduciary authority to intervene to overrule or unwind trades if MLAI reasonably deems that doing so is necessary or advisable for the protection of the Fund.

The Fund charges management fees on the average month-end net asset value of each investor’s Units, after reduction for the brokerage commissions accrued with respect to such assets, and are payable to Man-AHL on a monthly basis.  Management Fees are 2% per year for all classes, except for Class DT Units, which are charged a 1% management fee.  Man-AHL has agreed to share 50% of its management fees with MLAI in order to defray costs in connection with and in consideration of BAC’s providing certain administrative and support services for the Fund.  The fee sharing arrangement does not apply in respect of Class DT Units.

Performance fees are charged by the Fund on any New Trading Profit (as defined in the advisory agreement) and are payable to Man-AHL as of the end of each calendar year or upon any interim period for which there are net redemption of Units, to the extent of the applicable percentage of any New Trading Profit attributable to such Units.  The performance fee is 25% with respect to Class A, Class C and Class I Units, and 20% with respect to Class D, Class DT and Class M Units.